Asbestos	12 Months Ended
Mar. 31, 2025
Asbestos [Abstract]
Asbestos	Asbestos
Asbestos adjustments included in the consolidated statements of operations and comprehensive income comprise of the following:

	Years Ended 31 March
(Millions of US dollars)	2025	2024	2023
Change in actuarial estimate - asbestos liability	$139.6	$148.1	$56.0
Change in actuarial estimate - insurance receivable	(2.1)	(3.1)	(0.1)
Change in estimate - AICF claims-handling costs	(0.5)	8.5	1.2
Subtotal - Change in estimates	137.0	153.5	57.1
Effect of foreign exchange on Asbestos net liabilities	—	(9.7)	(45.9)
Loss on foreign currency forward contracts	—	7.8	24.5
Other	0.6	0.1	1.3
Asbestos adjustments	$137.6	$151.7	$37.0
Actuarial Study; Claims Estimate
At the end of each fiscal year, KPMG provides the Company with an updated actuarial study of potential asbestos-related liabilities. Based on KPMG’s assumptions, the study determines a range of possible total cash flows and calculates a central estimate, which is intended to reflect a probability-weighted expected outcome of those actuarial estimated future cash flows.
The following table sets forth the central estimates, net of insurance recoveries, calculated by KPMG as of 31 March 2025:

	As of 31 March 2025
(Millions of US and Australian dollars, respectively)	US$	A$
Central Estimate – Discounted and Inflated	924.5	1,472.4
Central Estimate – Undiscounted but Inflated	1,235.3	1,967.3
Central Estimate – Undiscounted and Uninflated	907.4	1,445.2
The asbestos liability has been revised to reflect the most recent undiscounted and uninflated actuarial estimate prepared by KPMG.
In estimating the potential financial exposure, KPMG has made a number of assumptions, including, but not limited to, assumptions related to the peak period of claims, total number of claims that are reasonably estimated to be asserted through 2073, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type, the age of the claimant and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements. Changes to the assumptions may be necessary in future periods should claims reporting escalate or decline.
Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, the actual liability could differ materially from that which is currently recorded.
The potential range of costs as estimated by KPMG is affected by a number of variables such as nil settlement rates, peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defense and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims.
A sensitivity analysis was performed by KPMG to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. The sensitivity analysis performed in the actuarial report is directly related to the discounted but inflated central estimate and the undiscounted but inflated central estimate. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made.
The following summarizes the results of the analysis:

	As of 31 March 2025
(In millions)	US$	A$
Discounted (but inflated) - Low	743.5	1,184.1
Discounted (but inflated) - High	1,370.8	2,183.1

Undiscounted (but inflated) - Low	976.9	1,555.8
Undiscounted (but inflated) - High	1,923.3	3,063.0
Potential variation in the estimated peak period of claims has an impact much greater than the other assumptions used to derive the discounted central estimate. In performing the sensitivity assessment of the estimated incidence pattern reporting for mesothelioma, if the pattern of incidence was shifted by two years, the central estimate could increase by approximately 19% on a discounted basis.
Effect of foreign exchange on asbestos net liabilities
Prior to 31 March 2024, the effect of foreign exchange on Asbestos net liabilities resulted from a USD function currency subsidiary funding the required AICF payments under the AFFA. Effective 31 March 2024, the Company funds its AICF payments primarily using operating profits of its Australian subsidiary, an Australian dollar functional currency entity. As a result, to the extent that the Australian entity is able to provide funding to meet payment obligations under the AFFA, the foreign currency movements related to the asbestos liability is accounted for as foreign exchange translation adjustments and included in Accumulated other comprehensive loss on the consolidated balance sheets.
Claims Data
The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

	For the Years Ended 31 March
	2025	2024	2023	2022	2021
Number of open claims at beginning of period	379	359	365	360	393
Number of new claims
Direct claims	443	410	403	411	392
Cross claims	210	154	152	144	153
Number of closed claims	550	544	561	550	578
Number of open claims at end of period	482	379	359	365	360
Average settlement amount per settled claim	A$327,000	A$289,000	A$303,000	A$314,000	A$248,000
Average settlement amount per case closed [1]	A$291,000	A$262,000	A$271,000	A$282,000	A$225,000

Average settlement amount per settled claim	US$213,000	US$190,000	US$208,000	US$232,000	US$178,000
Average settlement amount per case closed [1]	US$190,000	US$172,000	US$186,000	US$208,000	US$162,000
[1] The average settlement amount per case closed includes nil settlements.
Under the terms of the AFFA, the Company has rights of access to actuarial information produced for AICF by the actuary appointed by AICF, which is currently KPMG. The Company’s disclosures with respect to claims statistics are subject to it obtaining such information, however, the AFFA does not provide the Company an express right to audit or otherwise require independent verification of such information or the methodologies to be adopted by the approved actuary. As such, the Company relies on the accuracy and completeness of the information provided by AICF to the approved actuary and the resulting information and analysis of the approved actuary when making disclosures with respect to claims statistics.
The following is a detailed rollforward of the Net Unfunded AFFA liability, net of tax, for the fiscal year ended 31 March 2025:

(Millions of US dollars)	Asbestos Liability	Insurance Receivables	Restricted Cash and Investments	Other Assets and Liabilities	Net Unfunded AFFA Liability	Deferred Tax Assets	Income Tax Payable	Net Unfunded AFFA Liability, net of tax
Opening Balance - 31 March 2024	$(989.7)	$31.5	$224.2	$1.5	$(732.5)	$294.0	$39.5	$(399.0)
Asbestos claims paid	113.2	—	(113.2)	—	—	—	—	—
Payment received in accordance with AFFA	—	—	99.2	—	99.2	—	—	99.2
AICF claims-handling costs incurred (paid)	1.2	—	(1.2)	—	—	—	—	—
AICF operating costs paid - non claims-handling	—	—	(2.9)	—	(2.9)	—	—	(2.9)
Change in actuarial estimate	(139.6)	2.1	—	—	(137.5)	—	—	(137.5)
Change in claims handling cost estimate	0.5	—	—	—	0.5	—	—	0.5
Impact on deferred income tax due to change in actuarial estimate	—	—	—	—	—	41.1	—	41.1
Insurance recoveries	—	(3.9)	3.9	—	—	—	—	—
Movement in income tax payable	—	—	—	—	—	(39.0)	(1.0)	(40.0)
Other movements	—	—	10.3	(0.8)	9.5	(2.8)	0.4	7.1
Effect of foreign exchange	30.8	(1.0)	(6.6)	—	23.2	(8.8)	(1.0)	13.4
Closing Balance - 31 March 2025	$(983.6)	$28.7	$213.7	$0.7	$(740.5)	$284.5	$37.9	$(418.1)
AICF Funding
The following are amounts contributed to AICF, excluding interest, during the last three fiscal years:

(In millions)	US$	A$
Fiscal 2025	99.2	149.6
Fiscal 2024	91.8	137.5
Fiscal 2023	109.6	158.8
For the fiscal year ended 31 March 2025, the Company did not provide financial or other support to AICF that it was not previously contractually required to provide.
Restricted Investments
AICF invests its excess cash in time deposits, which are classified as HTM investments and the carrying value materially approximates the fair value for each investment. The following table represents the investments outstanding as of 31 March 2025:

Date Invested	Maturity Date	Interest Rate	A$ Millions
January 2025	27 January 2026	4.87%	60.0
October 2024	17 October 2025	4.94%	70.0
July 2024	24 July 2025	5.25%	60.0
April 2024	14 April 2025	5.12%	36.0
April 2024	7 April 2025	5.08%	54.0
AICF – NSW Government Secured Loan Facility
AICF may borrow, subject to certain conditions, up to an aggregate amount of A$320.0 million (US$200.9 million, based on the exchange rate at 31 March 2025). The AICF Loan Facility is guaranteed by the Former James Hardie Companies and is available to be drawn for the payment of claims through 1 November 2030, at which point, all outstanding borrowings must be repaid. At 31 March 2025 and 2024, AICF had no amounts outstanding under the AICF Loan Facility.